Business combinations (Tables)	12 Months Ended
Jun. 30, 2023
Disclosure of detailed information about business combination [abstract]
Summary Of Fair Value Of Identifiable Assets And Laibilities Acquired
The provisional fair values of the identifiable assets and liabilities acquired as of the date of acquisition were:

2023
US$M
Assets
Cash and cash equivalents	104
Trade and other receivables 1	77
Other financial assets	7
Inventories	329
Property, plant and equipment	7,676
Intangible assets - goodwill	192
Current tax receivable	36
Other assets	25

Total assets	8,446

Liabilities
Trade and other payables	242
Interest bearing liabilities	1,111
Deferred tax liabilities 2	867
Provisions	254

Total liabilities	2,474

Identifiable net assets acquired	5,972

Total consideration paid 3,4	5,972
Cash and cash equivalents acquired	(104)

Net cash consideration paid	5,868

1	This represents the gross contractual amount for trade and other receivables all of which is expected to be collected.
2	This primarily represents the difference between the provisional fair value of the mineral rights acquired and the corresponding tax base.
3
The Group executed a forward exchange contract to hedge the foreign exchange exposure on the consideration made in AUD. On maturity of the hedging instrument, a hedge loss of US$35 million was capitalised to the cost of the acquisition.

4
The consideration paid by the Group
was
A$26.50
(at the average hedged exchange rate of AUD/USD 0.6681)
per OZL share

over 337,314,920 shares and

excluded a special dividend of A$1.75 per OZL share which was paid by OZL to its shareholders immediately prior to acquisition.